                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              IAS COMMUNICATIONS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            IAS COMMUNICATIONS, INC.
                           #185-10751 Shellbridge Way
                       Richmond, British Columbia V6X 2W8
                                     CANADA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 19th, 1999

To the Shareholders of IAS Communications, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IAS Communications, Inc. (the "Company") will be held in Salon #216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, in Richmond, British Columbia, Canada on Friday, November 19th, 1999, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect four (4) Directors for a term of one year or until their successors have been elected and qualified.

1. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

1. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

Only those shareholders of record at the close of business on October 20th, 1999 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

October 20th, 1999          BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ John G. Robertson

                            John G. Robertson, President


================================================================================
                            YOUR VOTE IS IMPORTANT
                            ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card.
================================================================================

                            IAS COMMUNICATIONS, INC.
                           #185-10751 Shellbridge Way
                       Richmond, British Columbia V6X 2W8
                                     CANADA

                                PROXY STATEMENT

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about October 25th, 1999 for use in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of IAS Communications, Inc. (the "Company") to be held on Friday, November 19th, 1999. Only those shareholders of record at the close of business on October 20th, 1999, the record date, shall be entitled to vote. The number of shares of the Company's Class A no par value common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting is 10,331,712.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy
                                ---
Statement and FOR the other items listed in the Proxy, unless otherwise
              ---
directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                            BUSINESS OF THE MEETING

There are two matters being presented for consideration by the shareholders at the Annual Meeting, the election of four (4) directors and the approval of Elliott Tulk Pryce Anderson as auditors of the Company.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS
                     --------------------------------------

General

The Company's Bylaws ("Bylaws") provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently four (4) directors of the Company.

                      Information with Respect to Nominees

The following table set forth certain information with respect to the nominees for director. The table includes their ages and their principal occupations. John Robertson has been a director since the Company was founded, James Vandeberg was appointed to the Board of Directors in November 1998 and Jennifer Lorette and Donna Moroney are nominees for directors. The table also indicates the number of shares of Common Stock beneficially owned by each individual on September 30th, 1999 (including exercisable options) and the percentage of Common Stock outstanding on that date that the individual's holdings represented.

          Name and Age                    Principal Occupation                     Shares
          ------------                        of Director                    Beneficially Owned
                                              -----------                  as of Sept. 9th, 1999
                                                                           ---------------------
John G. Robertson  58             President and Chief Executive              3,569,325 shares
                                  Officer                                         34.6%

James L. Vandeberg 55             Partner, Vandeberg Johnson & Gandara         100,000 shares
                                                                                   0.9%
Jennifer Lorette   27             Secretary, Treasurer and Chief               121,000 shares
                                  Financial Officer                                1.2%

Donna M. Moroney   39             Consultant                                      50,000
                                                                                   0.5%

John G. Robertson - President, Principal Executive Officer and a Member of the Board of Directors

Mr. Robertson has been the President and Principal Executive Officer and a Director of the Company since its formation. Mr. Robertson has been the Chairman, President and Chief Executive Officer of REGI, U.S., Inc., an Oregon corporation traded on the OTC bulletin board, since July 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the Vancouver Stock Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is ultimately controlled by Reg Technologies Inc. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information-Highway.com, Inc., a Florida corporation traded on the OTC bulletin board, and its predecessor. Mr. Robertson is also the President and Founder of Teryl Resources Corp., a public company trading on the Vancouver Stock Exchange involved in gold, diamond, and oil and gas exploration. He is also President of Flame Petro Minerals Corp., a public company trading on the Alberta stock Exchange with interests in oil and gas and gold prospects. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

James L. Vandeberg - Chief Operating Officer and a Member of the Board of Directors

Mr. Vandeberg became a Director of the Company in November 1998 and its Chief Operating Officer in August 1999. Mr. Vandeberg is a partner in the Seattle, Washington law firm of Vandeberg Johnson & Gandara. He has served as counsel to the Company since 1996. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies and is a director of Information-Highway.com, Inc., a Florida corporation traded on the OTC bulletin board. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

Jennifer Lorette - Secretary, Treasurer, Chief Financial Officer and Nominee Director

Ms. Lorette is a founder, and has been Secretary/Treasurer and Principal Financial Officer of the Company since February 1995. Since June 1994 Ms. Lorette has been Vice President and Chief Financial Officer of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board. Since April 1994 she has also been Vice President of Administration for Reg Technologies, Inc., a British Columbia corporation listed on the Vancouver Stock Exchange. REGI U.S. is ultimately controlled by Reg Technologies Inc. Since June 1997 Ms. Lorette has been Secretary/Treasurer, Principal Financial Officer, Principal Accounting Officer and a Director of Information-Highway.com, Inc., a Florida corporation traded on the OTC bulletin board, and its predecessor. Since June 1994 Ms. Lorette has also been Chief Financial Officer and Vice President of Flame Petro-Minerals Corp.

Donna M. Moroney - Nominee Director

Ms. Moroney has been a consultant to public companies since 1992. She has been a director of Flame Petro-Minerals Corp., an Alberta Stock Exchange company, since 1998. She is an officer of Teryl Resources Corp., a Vancouver Stock Exchange Company, a director and officer of Teryl, Inc., an officer of Information-Highway.com, Inc., an OTC bulletin board company and an officer of Sun Devil Gold Corp. and International Tower Hill Mines Ltd., both British Columbia companies trading on the Vancouver Stock Exchange. Ms. Moroney has also been an instructor of corporate/securities law for legal assistants.

          Information Regarding the Board of Directors and Management

The following sets forth information concerning the Board of Directors and management of the Company during the fiscal year ended April 30, 1999.

Board of Directors Meetings

The Company did not hold any Board meetings since its last annual meeting and it passed five consent resolutions approved by all directors.

Board Committees

The Board of Directors does not have any committees.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Badgley and Mr. Lamarche, who filed no forms during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

Executive Officer Who Is Not A Director

The following table sets forth information with respect to the executive officer who is not a director of the Company. Such executive officer is elected annually by the Board of Directors and serves at the discretion of the Board of Directors.

                                  Age as of
                                  ---------
     Name                    September 30, 1999                     Position
     ----                    ------------------                     --------

Patrick Badgley                       55                          Vice-President
---------------                       --                          --------------

Patrick Badgley - is a founder of the Company. Since February 1994, Mr. Badgley
-------------------------------------------------------------------------------
has been a Vice President of REGI U.S., Inc., an Oregon corporation traded on
-----------------------------------------------------------------------------
the OTC bulletin board.  Since July 1993 he has been a Director of Reg
----------------------------------------------------------------------
Technologies Inc., a British Columbia corporation listed on the Vancouver Stock
-------------------------------------------------------------------------------
Exchange.  REGI U.S. is ultimately controlled by Reg Technologies Inc.  From
----------------------------------------------------------------------------
November 1986 to February 1994, Mr. Badgley was the Director of Research and
----------------------------------------------------------------------------
Development for Adiabatics, Inc., an Indiana corporation, which was engaged in
------------------------------------------------------------------------------
the business of advanced engine concepts.  Mr. Badgley holds a Bachelor of
--------------------------------------------------------------------------
Mechanical Engineering degree from the Ohio State University, Columbus, Ohio.
-----------------------------------------------------------------------------

Significant Employees:
----------------------

Larry Hawks
-----------

Mr. Hawks has been appointed Vice President in charge of Research and Development and the Chief Engineer for the Hawks antenna projects. Mr. Hawks has extensive experience in ELF, VLF & RF technology. Mr. Hawks has worked for the Hebrew University in Israel (responsible for radiation studies). He was previously Engineering Manager in charge of all divisional engineering operations for producing and design of the IBM PC Junior for AMP Corp. Mr. Hawks is currently the Chief Engineer for ACM (a division of Eikenberry Associates in Kokomo, Indiana, an injection molding company).

Steve Gulyas
------------

Mr. Gulyas has been appointed Vice President of Sales for the Company's Hawks antenna projects for commercial applications. Mr. Gulyas is an experienced salesperson with several important connections in the telecommunications industry. He has introduced the Company's antennas to several major potential end users.

Carol Coleman
-------------

Ms. Coleman is a Chartered Accountant with over 10 years of experience in the accounting industry. Her accounting background is in a variety of areas including manufacturing and high-tech. Ms. Coleman's duties as Controller of the Company include management of the accounting, management reporting, banking, insurance and payroll.

Family Relationships - none.

Involvement in Certain Legal Proceedings.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.
The Company was sued in April 1998 in a civil action filed in U.S. District Court for the District of Oregon (the "Oregon Litigation"). The Plaintiff seeks money damages and equitable relief against the

Company alleging patent infringement by the Company for the CTHA. The Company has notified WVU of this claim and will assist WVU in the defense. Two patents were granted for the CTHA to WVU; one in August 1995, and another in August 1997. The Plaintiff's patent was approved on March 31, 1998. Based upon the information available to the Company at this time, the Company believes that the Plaintiff's alleged claim of infringement is without legal or factual basis.

The Plaintiff in the Oregon Litigation is also a defendant in a pending civil action in the U.S. District Court for the Northern District of West Virginia brought by WVU (the "West Virginia Litigation") claiming that the CTHA invention is owned by the WVU. As alleged in the West Virginia Litigation, the Company believes that the patent rights for the CTHA technology belongs to WVU and therefore, based on the ICI License and the Sublicense, the Company owns the world wide rights to the CTHA commercial applications. The Company intends to vigorously defend the Oregon Litigation.

                     Compensation of Directors and Officers

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated executive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.


                                                                                                           Long-Term
                                                     Annual                                               Compensation
                                                   Compensation                                              Awards
                                           ----------------------------                                   ------------
Name and                                                                           Other Annual
Principal Position              Year       Salary ($)         Bonus ($)          Compensation ($)          Options (1)
------------------              ----       ----------         ---------          ----------------          -----------
John G. Robertson               1999          -0-                -0-                    -0-                  200,000
President, Chief                1998          -0-                -0-                    -0-                    -0-
Executive Officer               1997          -0-                -0-                    -0-                  150,000

Patrick Badgley                 1999          -0-                -0-                    -0-                    -0-
Director                        1998          -0-                -0-                    -0-                    -0-
                                1997          -0-                -0-                    -0-                   50,000

Paul Lamarche                   1999          -0-                -0-                    -0-                    -0-
Director                        1998         $8,000              -0-                    -0-                    -0-
                                1997         $6,000              -0-                    -0-                   50,000

James L. Vandeberg,             1999          -0-                -0-                    -0-                   50,000
Chief Operating Officer         1998          -0-                -0-                    -0-                    -0-
 and Director                   1997          -0-                -0-                    -0-                    -0-

Jennifer Lorette                1999          -0-                -0-                    -0-                     -0-
Vice President                  1998          -0-                -0-                    -0-                     -0-
                                1997          -0-                -0-                    -0-                  50,000

---------------------

(1)     Represents options granted under the Company's 1996 Stock Option Plan.

A management fee of $2,500.00 per month is accrued for payment to Access Information Services, Inc., a corporation controlled by the Robertson Family Trust, the beneficiary of which is Kelly Robertson, daughter of John G. Robertson. Further, the sum of $1,500.00 per month is accrued for payment to Access Information Services, Inc. for rent and secretarial services.

No other compensation is paid to any of the Executive Officers or Directors of the Company. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

                             Stock Options Granted

On November 12th, 1998 a stock option for 50,000 shares was granted to James Vandeberg and a stock option for 200,000 shares was granted to John Robertson. The options are exercisable at a price of $1.50 per share, to expire on November 12, 2003. The exercise price was subsequently reduced to $1.00 per share.

The 200,000 options granted to Mr. Robertson during fiscal year 1999 were exercisable at a price of $1.50 per share upon grant, expire on November 12, 2003, and represent 40% of all options granted to employees during fiscal year 1999.

                  Stock Options Exercised and Held at Year End

The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named Executive Officers and Directors during the year ended April 30, 1999 and stock options held at year end.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

------------------------------------------------------------------------------------------------------------------------------------

                                                            Number of                        Value of
                                                            Unexercised                      Unexercised Options at
                                                            Options at Year End              Year End (1)
                                                           -------------------------------------------------------------------------

                           Shares
                           Acquired on     Value
Name                       Exercise        Realized      Exercisable      Unexercisable     Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------------------

John G. Robertson             -0-            -0-           350,000            -0-            $10,937              -0-

------------------------------------------------------------------------------------------------------------------------------------
Patrick Badgley               -0-            -0-            90,000            -0-            $51,200              -0-

------------------------------------------------------------------------------------------------------------------------------------
Paul Lamarche                2,000        $1,562.50         85,000            -0-            $44,800              -0-

------------------------------------------------------------------------------------------------------------------------------------
James L. Vandeberg             -0-           -0-            50,000            -0-            $ 1,562              -0-
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Lorette               -0-           -0-            50,000            -0-            $ 1,562              -0-
------------------------------------------------------------------------------------------------------------------------------------

(1) On April 30, 1999, the closing price of Common Stock was $1.53125. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

                        Long Term Incentive Plan Awards

            The Company does not have any Long Term Incentive Plans.

    Employment Contracts and Termination of Employment and Change of Control
                                  Arrangements

 The Company does not have any employment contracts, termination of employment and change of control arrangements.

                              Repricing of Options

On May 28th, 19999 the exercise price of the outstanding stock options, ranging from $1.50 to $2.50 per share, were reduced to $1.00 per share.

         Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 30th, 1999, the outstanding Class A Common Stock of the Company owned of record or beneficially by each person who owned of record, or was know by the Company to own beneficially, more than 5% of the Company's Common Stock, and the name and shareholdings of each officer and director and all officers and directors as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

------------------------------------------------------------------------------------------------------------------------------------


                                                                         Class A                Percentage of
Name                                                                  Shares Owned                 Class A
                                                                                                 Shares Owned
------------------------------------------------------------------------------------------------------------------------------------
John G. Robertson[1][2] President and member of the Board of                    3,569,325                     34.6%
Directors
------------------------------------------------------------------------------------------------------------------------------------
Dr. James Smith [3]                                                             3,003,000                     29.1%
------------------------------------------------------------------------------------------------------------------------------------
Access Information Services, Inc. [4]                                           3,172,125                     30.7%
------------------------------------------------------------------------------------------------------------------------------------
Robertson Family Trust [5]                                                      3,172,125                     30.7%
------------------------------------------------------------------------------------------------------------------------------------
James L. Vandeberg [6], Chief Operating Officer and member of                     100,000                      0.9%
the Board of Directors
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Lorette [1][7], Secretary/Treasurer, Chief Financial                     121,000                      1.2%
Officer and Nominee Director
------------------------------------------------------------------------------------------------------------------------------------
Donna M. Moroney, Nominee Director [8]                                             50,000                      0.5%
------------------------------------------------------------------------------------------------------------------------------------
Patrick Badgley [1][9]                                                             90,000                      0.9%
------------------------------------------------------------------------------------------------------------------------------------
Paul Lamarche [1][10]                                                              85,000                      0.8%
------------------------------------------------------------------------------------------------------------------------------------
ALL OFFICERS & DIRECTORS AS A GROUP [11] (Five Individuals)                     4,015,325                     38.9%
------------------------------------------------------------------------------------------------------------------------------------

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1] These individuals are the Executive Officers and Directors of the Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

[2] Includes 3,172,125 shares registered in the name of Access Information
    Services, Inc., a corporation controlled by the Robertson Family Trust, and 350,000 options that are currently exercisable. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as the Company's.

[3]  Dr. Smith's address is Route 4, Box E36, Bruceton Mills, WV 26525.

[4] Access Information Services is a corporation owned by the Robertson Family Trust. Its address is 185 - 10751 Shellbridge Way, Richmond, British Columbia V6X 2W8, Canada.

[5] Includes 3,172,125 shares owned of record by Access Information Services, a corporation owned by the trust. The address of the Robertson Family Trust is 185 - 10751 Shellbridge Way, Richmond, British Columbia V6X 2W8, Canada.

[6] Includes 75,000 options that are currently exercisable. Mr. Vandeberg's address is Vandeberg Johnson & Gandara, One Union Square, Suite 2424, Seattle, Washington.

[7] Includes 75,000 options that are currently exercisable. Ms. Lorette's address is the same as the Company's.

[8] Includes 50,000 options that are currently exercisable. Ms. Moroney's address is the same as the Company's.

[9] Includes 90,000 options that are currently exercisable. Mr. Badgley's address is the same as the Company's.

[10] Includes 85,000 options that are currently exercisable. Mr. LaMarche's address is the same as the Company's.

[11] Includes 3,172,125 shares registered in the name of Access Information
     Services, Inc., a corporation controlled by the Robertson Family Trust, and 725,000 options that are currently exercisable. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust.

                               Changes in Control

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

                          Transactions with Directors

The Company issued 100 shares of Class A Voting Common Stock to its directors on December 13, 1994. On July 12, 1995, these shares were donated back to the Company and canceled.

Integral Concepts, Inc. ("ICI"), holder of the exclusive worldwide license to the CTHA technology, entered into an option agreement with SMR Investments Ltd. ("SMR"), a corporation owned by Sue Robertson, the wife of Mr. Robertson, dated November 18, 1994, and amended December 16, 1994 (the "Option Agreement"). The Option Agreement provided that ICI would issue a sublicense to SMR for the CTHA subject to the payment of $250,000; a 3% royalty from gross sales; and a subsequent public entity to be established. The Company was organized by SMR and Robertson as a result. ICI retained all military applications and resulting procurement interests. The contract period relating to the three percent royalty to be paid to ICI commences when sales are made by SMR/the Company and continue during the life of the Option Agreement. The term of the Option Agreement is perpetual as is the ICI License.

On December 13, 1994, SMR assigned the rights to the Option Agreement to the Company in consideration of $50,000 advanced by Access Information Services, Inc. (the "Option Assignment"). Access Information Services, Inc. is a corporation owned and controlled by the Robertson Family Trust.

On December 14, 1994, the Company issued 3,000,000 Class A Shares to Access Information Services, Inc., pursuant to the Option Assignment. The value assigned to the 3,000,000 Class A common shares issued to Access Information Services Inc. was $0.50. The valuation of the 3,000,000 shares issued to Access Information Services, Inc. was arbitrarily determined by the Company's Board of Directors. The $250,000 has been paid to ICI and was a one time payment.

On July 10, 1995, ICI entered into the Sublicense wherein ICI granted to the Company the exclusive worldwide right to manufacture, sell copies of, sublicense and distribute the process and equipment related to the design, construction and operation of the CTHA and to further sublicense others the rights to manufacture, sell copies of, license and distribute the same, excluding all military applications and procurement interests. The Sublicense was the culmination of the agreement between ICI and SMR, and SMR and the Company. On December 27, 1995, SMR assigned all of its rights and duties in the CTHA technology to the Company. The purpose of this assignment was to assign any and all rights or duties which may have been held by SMR as a result of the Option Agreement, it being understood that the Option Agreement was nothing more than an agreement in principle. The term of the Sublicense is perpetual and requires the payment of a minimum annual royalty of $3,000. Further, the Company will pay a royalty of 10% of the net revenues derived from sales, licenses or sublicenses of the CTHA technology with a credit for the minimum royalty. In addition the Company shall pay a royalty of 3% of the gross revenues derived from the sales, licenses or sublicenses of the CTHA technology.

The Company and ICI amended the Sublicense in March 1997 to clarify the applications of CTHA technology subject to the Company's sublicense. As amended, the Company has exclusive rights to all commercial applications. Emergent Technologies Corporation ("ETC") has the exclusive rights to all governmental and military applications for the CTHA antenna. In consideration for the amendment, the Company received a 50% reduction in royalties to be paid to ICI over a three year period plus an enlarged definition of Technology to include all future enhancements to the CTHA technology.

The Company entered into a joint venture with ETC to fund a research and development laboratory and a manufacturing facility, TEAM. The Company and ETC each own 50% of TEAM. They granted TEAM certain rights to sell and manufacture the antennas. All sales of antennas by TEAM will be for the credit of either the Company or ETC, according to the end user. However the Company and ETC retained certain rights to sublicense development and manufacturing of antennas.

To date, there have not been any transactions between the Company and its officers, directors, principal shareholders or affiliates other than as set forth above. The Company believes that the transactions described here were on terms more favorable to the Company's officers, and directors, than otherwise could be obtained if such transactions were with non-related parties.

The Board of Directors recommends that you vote FOR the nominees to be elected as directors.

                     PROPOSAL NO. 2 - APPROVAL OF AUDITORS
                     -------------------------------------

The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 1999. Representatives of Elliott Tulk Pryce Anderson will not be present at the Annual Meeting.

The Board of Directors recommends a vote FOR Proposal No. 2.

                                 OTHER BUSINESS
                                 --------------

The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

October 20th, 1999         BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ John G. Robertson

                           John G. Robertson, President

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                            IAS COMMUNICATIONS INC.

                       PLEASE SIGN AND RETURN IMMEDIATELY
                       ----------------------------------

   I, the undersigned shareholder of IAS COMMUNICATIONS INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him,____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on October 20, 1999 (the "Record Date"), at the Annual Meeting of Shareholders to be held in meeting room 216 at the Holiday Inn, Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada at 10:00 a.m., on Friday, November 19, 1999, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS. Electing the persons listed below to serve as Directors for the ensuing year.

       John Robertson      FOR  [_]          WITHHOLD   [_]
       James Vandeberg     FOR  [_]          WITHHOLD   [_]
       Jennifer Lorette    FOR  [_]          WITHHOLD   [_]
       Donna Moroney       FOR  [_]          WITHHOLD   [_]

2 APPROVAL OF ELLIOTT TULK PRYCE ANDERSON, chartered Accountants, as Auditors of the Company until the close of the next annual meeting.

        FOR   []           WITHHOLD  []          ABSTAIN  []

3. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting.

   The Board of Directors recommends a vote "FOR" the individuals and the propositions listed above.

                                  DATED_______________________________, 1999.


_____________________________________ _________________________________________
Name of Shareholder (please print)    Name of Shareholder (please print)


_____________________________________ _________________________________________
Signature of Shareholder              Signature of Shareholder

No. of Shares: __________________________

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV.
---------------------------------------------------------------------------
89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU DO
-----
ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                             NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 - no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.